DERIVED INFORMATION 10/24/2005

 [$881,550,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

 [$891,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-9

Credit Suisse First Boston Mortgage Acceptance Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston. Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificate. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212)

538-8373.

THE CARLISLE GROUP
4,617 records
Balance: 898,209,110

Selection Criteria: All records
Table of Contents

1. DTI 2. Scheduled Balance 3. State 4. Scheduled Balance Buckets 5. Product 6. Product and Initial Periodic Cap 7. Summary

1. DTI

		Total	%
	#	Scheduled	Scheduled
DTI	Loans	Balance	Balance
<= 9.99	49	9,390,418.00	1
10.00 - 19.99	106	16,145,612.00	1.8
20.00 - 29.99	472	73,222,192.00	8.2
30.00 - 39.99	1,245.00	226,473,895.00	25.2
40.00 - 49.99	2,471.00	512,499,857.00	57.1
50.00 - 59.99	273	60,431,252.00	6.7
60.00 - 69.99	1	45,883.00	0
Total:	4,617.00	898,209,110.00	100
Max: 68.12
Min: 0.00
Avg: 41.342

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2. Scheduled Balance

		Total	%
	#	Scheduled	Scheduled
Scheduled Balance	Loans	Balance	Balance
<= 25,000	254	4,142,145.00	0.5
25,001 - 50,000	247	8,944,109.00	1
50,001 - 75,000	365	23,295,055.00	2.6
75,001 - 100,000	423	37,492,514.00	4.2
100,001 - 150,000	866	107,140,188.00	11.9
150,001 - 200,000	675	118,030,544.00	13.1
200,001 - 250,000	489	110,378,693.00	12.3
250,001 - 300,000	393	107,627,475.00	12
300,001 - 350,000	280	90,918,052.00	10.1
350,001 - 400,000	217	81,236,156.00	9
400,001 - 450,000	140	59,631,751.00	6.6
450,001 - 500,000	105	50,275,376.00	5.6
500,001 - 550,000	50	26,124,440.00	2.9
550,001 - 600,000	46	26,394,071.00	2.9
600,001 - 650,000	31	19,392,560.00	2.2
650,001 - 700,000	13	8,754,768.00	1
700,001 - 750,000	13	9,575,790.00	1.1
750,001 - 800,000	2	1,584,925.00	0.2
800,001 - 850,000	2	1,672,707.00	0.2
850,001 - 900,000	3	2,627,149.00	0.3
950,001 - 1,000,000	3	2,970,642.00	0.3
Total:	4,617.00	898,209,110.00	100
Max: 997,377.06
Min: 4,176.43
Avg: 194,543.88

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3. State

		Total	%
	#	Scheduled	Scheduled
State	Loans	Balance	Balance
Alabama	46	3,396,330.00	0.4
Alaska	4	641,967.00	0.1
Arizona	222	35,661,147.00	4
Arkansas	24	1,351,315.00	0.2
California	1,098.00	340,569,465.00	37.9
Colorado	118	18,668,702.00	2.1
Connecticut	28	4,609,582.00	0.5
Delaware	9	1,790,694.00	0.2
District of Columbia	5	1,538,220.00	0.2
Florida	563	97,602,761.00	10.9
Georgia	135	16,852,294.00	1.9
Hawaii	26	9,570,436.00	1.1
Idaho	62	7,403,777.00	0.8
Illinois	175	32,426,634.00	3.6
Indiana	82	6,648,271.00	0.7
Iowa	23	2,219,058.00	0.2
Kansas	46	4,468,264.00	0.5
Kentucky	42	3,905,034.00	0.4
Louisiana	17	1,501,800.00	0.2
Maine	8	1,107,012.00	0.1
Maryland	122	29,611,326.00	3.3
Massachusetts	38	9,358,501.00	1
Michigan	131	13,106,768.00	1.5
Minnesota	41	6,342,345.00	0.7
Mississippi	28	1,500,738.00	0.2
Missouri	100	9,200,560.00	1
Montana	1	101,111.00	0
Nebraska	7	508,378.00	0.1
Nevada	139	30,699,852.00	3.4
New Hampshire	10	1,933,462.00	0.2
New Jersey	83	23,846,743.00	2.7
New Mexico	15	2,656,111.00	0.3
New York	134	36,853,973.00	4.1
North Carolina	85	9,561,456.00	1.1
Ohio	144	13,395,737.00	1.5
Oklahoma	12	1,207,112.00	0.1
Oregon	114	18,855,721.00	2.1
Pennsylvania	39	4,441,302.00	0.5
Rhode Island	17	3,548,625.00	0.4
South Carolina	23	3,574,369.00	0.4
Tennessee	76	8,134,792.00	0.9
Texas	189	17,277,210.00	1.9
Utah	44	5,883,370.00	0.7
Virginia	115	25,051,521.00	2.8
Washington	127	23,348,297.00	2.6
West Virginia	4	430,503.00	0
Wisconsin	46	5,846,466.00	0.7
Total:	4,617.00	898,209,110.00	100

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4. Scheduled Balance Buckets

	#				%	%	%
Scheduled Balance Buckets	Loans	WAC	WA FICO	WA OLTV	OwnerOcc	CashOut	FullDoc
<= 600,000	4,550.00	7.18	630	79.9	93.2	51	56.8
600,001 - 650,000	31	6.97	644	80.4	90.1	51.5	44.8
650,001 - 700,000	13	6.81	629	80.5	84.6	46.1	69.2
700,001 - 750,000	13	7.1	663	75.4	84.7	31.1	37.9
750,001 - 800,000	2	6.5	682	80	100	0	50.4
800,001 - 850,000	2	6.75	670	71.3	100	100	100
850,001 - 900,000	3	7.74	637	71.2	100	33.7	33.7
950,001 - 1,000,000	3	7.48	664	68.8	100	100	33.6
Total:	4,617.00	7.17	631	79.8	93.1	50.8	56.4
Max: 997,377.06
Min: 4,176.43
Avg: 194,543.88

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	WA		Total	Avg	%	%		WA			WA
	IO	#	Scheduled	Scheduled	Of Total	Of Total	WA	OLTV*	%	%	DTI	%	%
Product	Term	Loans	Balance	Balance	IO	Balance	FICO	%	OwnerOcc	Purchase	%	Investor	FullDoc
2/28 ARM 24 Month IO	24	26	6,972,607	268,177	2.1	0.8	640	80.0	100.0	41.2	39.6	0.0	23.2
2/28 ARM 36 Month IO	36	1	610,649	610,649	0.2	0.1	665	80.0	100.0	100.0	48.2	0.0	0.0
2/28 ARM 60 Month IO	60	917	258,704,440	282,120	78.5	28.8	650	79.5	99.7	56.7	41.5	0.2	54.5
2/28 ARM 120 Month IO	120	97	26,423,787	272,410	8.0	2.9	658	80.8	97.0	58.9	43.2	2.2	47.8
3/27 ARM 36 Month IO	36	5	1,928,600	385,720	0.6	0.2	636	83.4	100.0	10.5	41.3	0.0	41.8
3/27 ARM 60 Month IO	60	110	28,293,923	257,217	8.6	3.2	666	78.1	98.2	53.4	40.4	1.8	59.1
5/25 ARM 60 Month IO	60	8	1,935,948	241,994	0.6	0.2	638	75.4	92.9	7.1	41.7	7.1	62.4
5/25 ARM 120 Month IO	120	1	320,000	320,000	0.1	0.0	692	74.4	100.0	0.0	50.0	0.0	0.0
30 Year Fixed IO	76	14	4,240,887	302,920	1.3	0.5	649	79.1	92.9	34.1	41.0	7.1	87.9
Non IO	0	3,438	568,778,269	165,439	0.0	63.3	618	79.9	89.5	41.3	41.3	9.3	57.8
Total:	24	4,617	898,209,110	194,544	100.0	100.0	631	79.8	93.1	46.5	41.3	6.1	56.4

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6. Product and Initial Periodic Cap

Product and Initial Periodic Cap	1-1.5%	1.5-2%	2-2.5%	2.5-3%	3-3.5%
2/28 ARM 24 Month IO	0	0	0	0	6,972,607
2/28 ARM 36 Month IO	0	0	0	0	610,649
2/28 ARM 60 Month IO	0	12,672,640	110,830,535	0	135,201,265
2/28 ARM 120 Month IO	0	0	0	0	26,423,787
3/27 ARM 36 Month IO	0	0	0	0	1,928,600
3/27 ARM 60 Month IO	0	784,800	14,937,149	0	12,571,974
5/25 ARM 60 Month IO	0	0	224,000	0	1,711,948
5/25 ARM 120 Month IO	0	0	0	0	320,000
Total:	0	13,457,440	125,991,684	0	185,740,830

7. Summary

WA Max Rate: 13.362
WA MTR: 23
WA Rem Term: 355

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